UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2025

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2025, the Company held its Annual Meeting. A total of 8,386,348 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 52% of the Company’s outstanding common stock as of the April 17, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”).

Proposal 1. Election of three Class I directors for a term of office expiring on the date of the annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark J. Gilbert, M.D.	3,409,859	747,432	4,229,057
Hila Karah	3,395,256	762,035	4,229,057
Robert E. Martell, M.D., Ph.D	3,412,504	744,787	4,229,057

Proposal 2. Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,416,332	957,434	12,582	N/A

Proposal 3. Approval on an advisory basis of the compensation paid to the Company’s named executive officers:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,346,942	768,207	42,142	N/A

Proposal 4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, in the form attached to the Proxy Statement, to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding common stock at a ratio of 1-for-5 to 1-for-28 (the “Range”), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of the Company’s Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
6,777,054	1,582,762	26,532	N/A

Based on the foregoing votes, Mark J. Gilbert, Hila Karah and Robert E. Martell were elected as Class I directors, and Proposals 2, 3 and 4 were approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer